THE LAZARD FUNDS, INC.
Lazard Global High Yield Portfolio

Supplement to Prospectus dated May 1, 2004

           The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved, subject to shareholder approval, a Plan of Reorganization (the "Plan") by the Fund on behalf of Lazard Global High Yield Portfolio ("Global High Yield Portfolio") and Lazard High Yield Portfolio ("High Yield Portfolio"). The Plan provides for the transfer of all of the assets of Global High Yield Portfolio, subject to its liabilities, to High Yield Portfolio in a tax free exchange for shares of High Yield Portfolio and the distribution of such shares to the shareholders of Global High Yield Portfolio (the "Exchange").

          High Yield Portfolio has the same investment objective, investment adviser, primary portfolio managers and distributor, and similar investment policies, as Global High Yield Portfolio. A special meeting of shareholders of Global High Yield Portfolio to consider the Plan is scheduled to be held on July 30, 2004 at 10:00 a.m. Shareholders of record as of June 24, 2004 will be entitled to receive notice of, and to vote at, the meeting. A Prospectus/Proxy Statement that includes information about the proposed Exchange, Global High Yield Portfolio and High Yield Portfolio will be mailed to Global High Yield Portfolio shareholders prior to the meeting. If approved by shareholders, each Global High Yield Portfolio shareholder would receive, for his or her Global High Yield Portfolio shares, a number of Institutional or Open Shares, as applicable, of High Yield Portfolio equal in value to the aggregate net asset value of the shareholder's Global High Yield Portfolio shares as of the date of the Exchange.

Dated: June 25, 2004